Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	6,264.22
Total Transaction Valuation	45,360,000.00
Total Offset Amount	0
Net Fee	$ 6,264.22